UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2011

WELLS REAL ESTATE INVESTMENT TRUST II, INC.
(Exact name of registrant specified in its charter)

Maryland	000-51262	20-0068852
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

6200 The Corners Parkway
Norcross, Georgia 30092-3365
(Address of principal executive offices)

Registrant's telephone number, including area code: (770) 449-7800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

As furnished to the Securities and Exchange Commission (the “SEC”) in this Form 8-K on August 22, 2011, the information in this Item 7.01 sets forth additional disclosure regarding certain debt covenants of Wells Real Estate Investment Trust II, Inc., Wells Operating Partnership II, L.P., a wholly-owned subsidiary of Wells Real Estate Investment Trust II, Inc., and their direct and indirect subsidiaries (collectively, the "Company") as of June 30, 2011. The Company is furnishing this information to make it available for inclusion in analyst reports regarding the Company's debt securities. This information will be made available via the Company's web site and is attached hereto as Exhibit 99.1. The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 are furnished to the SEC, and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number    Description
99.1            Supplemental document entitled “Supplemental Financial Update”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: August 22, 2011	By:	/s/ DOUGLAS P. WILLIAMS
Douglas P. Williams
Executive Vice President

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